                                                                    EXHIBIT 99.2


DEBTOR:  GREAT OCEAN CRUISE LINE, L.L.C.            CASE NUMBER:  01-10959 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF OCTOBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED




In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached October Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ STEVE MOELLER
------------------------------
Steve Moeller
Director, Accounting

DEBTOR:  GREAT OCEAN CRUISE LINE, L.L.C.            CASE NUMBER:  01-10959 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF OCTOBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to October Monthly Operating Report

                                         Summary Of Bank, Investment & Petty Cash Accounts                          Attachment 1
                                                Great Ocean Cruise Line, L.L.C.
Summary                                             Case No: 01-10959 (JCA)                                            UNAUDITED
Great Ocean Cruise Line, LLC                     For Month Of October, 2002

                                             Balances
                                ================================     Receipts &          Bank
                                   Opening           Closing         Disbursements       Statements           Account
Account                         As Of 10/01/02    As Of 10/31/02     Included            Included             Reconciled
-------                         --------------    --------------     -------------       -------------        ----------
Mississippi Queen Steamer             4,000.00          4,000.00     Yes                 No - Not             Yes
Hibernia                                                                                 Concentration
Account # - 812-502-719                                                                  Account

Mississippi Queen                         0.00              0.00     No - No             Not A Bank           No - No
Petty Cash                                                           Activity            Account              Activity

                                                  Receipts & Disbursements                              Attachment 2
                                              Great Ocean Cruise Line, L.L.C.
R&D - Hibernia - MQ Steamer                       Case No: 01-10959 (JCA)                               UNAUDITED
                                                         Hibernia
                                            Mississippi Queen Steamer Account
                                                 Account # - 812-502-719
                                              1 October 02 - 31 October 02


Opening Balance - 1 October 02
                                 4,000.00


Receipts
                                 --------
                                     0.00             Total Receipts


Disbursements

                                 --------
                                     0.00             Total Disbursements


Closing Balance - 31 October  02

                                 4,000.00

                                      Concentration & Investment Account Statements                   Attachment 3
                                            Great Ocean Cruise Line, L.L.C.
Summary                                         Case No: 01-10959 (JCA)
Great Ocean Cruise Line, LLC                  For Month Of October, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 21-NOV-02 13:52:54
INCOME STATEMENT - ATTACHMENT 4                        Page:  1
Current Period: OCT-02

currency USD
Company=21 (MISSISSIPPI QUEEN)

                                    PTD-Actual
                                     31-Oct-02
                                    ----------
Revenue
Gross Revenue                             0.00
Allowances                                0.00
                                    ----------
Net Revenue                               0.00

Operating Expenses
Air                                       0.00
Hotel                                     0.00
Commissions                               0.00
Onboard Expenses                          0.00
Passenger Expenses                        0.00
Vessel Expenses                           0.00
Layup/Drydock Expense                     0.00
Vessel Insurance                          0.00
                                    ----------
Total Operating Expenses                  0.00

                                    ----------
Gross Profit                              0.00

SG&A Expenses
General and Admin Expenses            3,178.00
Sales & Marketing                         0.00
Start-Up Costs                            0.00
                                    ----------
Total SG&A Expenses                   3,178.00

                                    ----------
EBITDA                               (3,178.00)

Depreciation                              0.00

                                    ----------
Operating Income                     (3,178.00)

Other Expense/(Income)
Interest Income                           0.00
Equity in Earnings for Sub                0.00
Reorganization expenses                   0.00
                                    ----------
Total Other Expense/(Income)              0.00

                                    ----------
Net Pretax Income/(Loss)             (3,178.00)

Income Tax Expense                        0.00

                                    ----------
Net Income/(Loss)                    (3,178.00)
                                    ==========

AMCV US SET OF BOOKS                                    Date: 21-NOV-02 13:54:21
BALANCE SHEET - ATTACHMENT 5                            Page:  1
Current Period: OCT-02

currency USD
Company=21 (MISSISSIPPI QUEEN)

                                        YTD-Actual           YTD-Actual
                                        31-Oct-02             22-Oct-01
                                      --------------        --------------
ASSETS

Cash and Equivalent                           226.00             91,427.94

Restricted Cash                                 0.00                  0.00

Accounts Receivable                             0.00             61,448.42

Inventories                                     0.00            387,173.50

Prepaid Expenses                                0.00              9,438.70

Other Current Assets                            0.00            (14,555.00)

                                      --------------        --------------
Total Current Assets                          226.00            534,933.56


Fixed Assets                                    0.00         32,530,486.54

Accumulated Depreciation                        0.00        (22,994,750.57)

                                      --------------        --------------
Net Fixed Assets                                0.00          9,535,735.97


Net Goodwill                                    0.00                  0.00

Intercompany Due To/From               21,467,924.47         19,836,574.32

Net Deferred Financing Fees                     0.00                  0.00

Net Investment in Subsidiaries                  0.00                  0.00

                                      --------------        --------------
Total Other Assets                     21,467,924.47         19,836,574.32

                                      --------------        --------------
Total Assets                           21,468,150.47         29,907,243.85
                                      ==============        ==============

AMCV US SET OF BOOKS                                   Date: 21-NOV-02 13:54:21
BALANCE SHEET - ATTACHMENT 5                           Page:  2
Current Period: OCT-02

currency USD
Company=21 (MISSISSIPPI QUEEN)

                                           YTD-Actual             YTD-Actual
                                           31-Oct-02               22-Oct-01
                                         --------------         --------------
LIABILITIES

Accounts Payable                               1,826.90               9,423.11

Accrued Liabilities                                0.00             935,232.90

Deposits                                           0.00                   0.00

                                         --------------         --------------
Total Current Liabilities                      1,826.90             944,656.01


Long Term Debt                                     0.00                   0.00

Other Long Term Liabilities                        0.00                   0.00

                                         --------------         --------------
Total Liabilities                              1,826.90             944,656.01


Liabilities Subject to Compromise          2,415,311.72           2,827,647.41


OWNER'S EQUITY

Common Stock                                       0.00                   0.00

Add'l Paid In Capital                      4,571,000.00           4,571,000.00

Current Net Income (Loss)                 (6,726,130.87)           (984,131.23)

Retained Earnings                         21,206,142.72          22,548,071.66

                                         --------------         --------------
Total Owner's Equity                      19,051,011.85          26,134,940.43

                                         --------------         --------------
Total Liabilities & Equity                21,468,150.47          29,907,243.85
                                         ==============         ==============

                                                                  BEGINNING                                             ENDING
AFFILIATE NAME                               CASE NUMBER           BALANCE              DEBITS      CREDITS             BALANCE
--------------                               -----------       --------------           ------      --------        -------------
American Classic Voyages Co.                 01-10954           29,579,572.10             --              --         29,579,572.10
AMCV Cruise Operations, Inc.                 01-10967          (22,093,131.96)            --              --        (22,093,131.96)
The Delta Queen Steamboat Co.                01-10970           17,404,924.93             --        3,178.00         17,401,746.93
DQSB II, Inc.                                01-10974                 (877.52)            --              --               (877.52)
Great AQ Steamboat, L.L.C                    01-10960               14,507.47             --              --             14,507.47
Great Pacific NW Cruise Line, L.L.C          01-10977               10,219.55             --              --             10,219.55
Great River Cruise Line, L.L.C               01-10963             (503,950.75)            --              --           (503,950.75)
Cruise America Travel, Incorporated          01-10966           (2,953,907.27)            --              --         (2,953,907.27)
Delta Queen Coastal Voyages, L.L.C           01-10964               85,950.95             --              --             85,950.95
Cape Cod Light, L.L.C                        01-10962                4,980.00             --              --              4,980.00
Cape May Light, L.L.C                        01-10961                1,844.01             --              --              1,844.01
Project America, Inc.                        N/A                    (4,475.20)            --              --             (4,475.20)
Great Hawaiian Cruise Line, Inc.             01-10975              (37,394.43)            --              --            (37,394.43)
Great Hawaiian Properties Corporation        01-10971              (34,964.32)            --              --            (34,964.32)
Great Independence Ship Co.                  01-10969               (2,195.09)            --              --             (2,195.09)
                                                                ------------------------------------------------------------------
                                                                21,471,102.47             --        3,178.00         21,467,924.47
                                                                ==================================================================

                         Great Ocean Cruise Line, L.L.C.
                                 01-10959 (JCA)




                            Accounts Receivable Aging
                             As of October 31, 2002







                                  Attachment 7


                                 Not Applicable

                                MISSISSIPPI QUEEN
                                AP-STEAMER CHECKS

                               21-000-221300-00000

                                   OCTOBER-02

OUTSTANDING CHECKS:

                            17103 Garrett TV & Appliances                 498.75
                            17104 Marvin Ross                             957.96
                            17165 Jim Coulson-MCI                          50.69
                            17183 S. Baham-Spiegel                         20.00
                            17190 C. Sisson-J. Sisson                     199.50
                            17248 A. Sisson-J. Sisson                     100.00


                                                                      -----------
                            Total per G/L:                              1,826.90
                                                                      ===========



                                 ATTACHMENT # 8

DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.             CASE NUMBER: 01-10959 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF OCTOBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO OCTOBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.